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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



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       Date of Report (Date of earliest event reported): October 27, 1997



                   American Business Financial Services, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                         0-22474                 87-0418807
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(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)




                           111 Presidential Boulevard
                         Bala Cynwyd, Pennsylvania 19004
                         -------------------------------
                         (Address of principal executive
                          offices, including zip code)





                                  610-668-2440
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               Registrant's telephone number, including area code


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         Item 5.  Other Events

                  On October 27, 1997, American Business Financial Services, Inc., a Delaware corporation, entered into an agreement to acquire, directly or indirectly, all of the common stock of New Jersey Mortgage and Investment Corp., and its wholly owned subsidiaries Federal Leasing Corp., FLC Financial Corp. and FLC Financial Corp. II. for a combination of cash and stock. For additional information regarding this transaction, see the Agreement for Purchase and Sale of Stock attached hereto as Exhibit 2.1, which is incorporated herein by reference.

         Item 7. Financial Statements and Exhibits

                  (a)      Financial Statements.

                           None.

                  (b)      Pro Forma Financial Information.

                           None.

                  (c)      Exhibits.

                           2.1 Agreement for Purchase and Sale of Stock dated
October 27, 1997, by and among American Business Financial Services, Inc., Stanley L. Furst and Joel E. Furst.

                           99.1 Press Release dated October 27, 1997



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                  By:/s/   Jeffrey M. Ruben
                                     -------------------------------
                                           Jeffrey M. Ruben
                                           Senior Vice President and
                                           General Counsel


Date:  October 31, 1997


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                                  EXHIBIT INDEX

EXHIBIT

2.1 Agreement for Purchase and Sale of Stock dated October 27, 1997 by and among American Business Financial Services, Inc., Stanley L. Furst and Joel
     E. Furst.

99.1 Press Release dated October 27, 1997.